SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        7Securities Exchange Act of 1934

                                (Amendment No. 1)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [    ]

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for use of the Commission only (as permitted by
          Rule 14a-6(e)(2)).
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               PROCYON CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               1)   Title of each class securities to which transaction applies:
               2)   Aggregate number of securities to which transaction applies:
               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               4)   Proposed maximum aggregate value of transaction:
               5)   Total fee paid:

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)  Amount Previously Paid:
                  2)  Form, Schedule or Registration Statement No.:
                  3)  Filing Party:
                  4)  Date Filed:

                               PROCYON CORPORATION
                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held December 9, 2006
                                ----------------

         Notice is hereby given that the Annual Meeting of Shareholders of Procyon Corporation, a Colorado corporation (the "Company"), will be held at the offices of Procyon Corporation, 1300 S. Highland Ave, Clearwater, Florida 33756 on Saturday, December 9, 2006, at 9:00 a.m. EST, or at any adjournment or adjournments thereof, for the following purposes:

         1. To elect eight directors to hold office for the term set forth in the accompanying Proxy Statement and until their successors shall have been duly elected and qualified;

         2. To ratify the appointment of Ferlita, Walsh, & Gonzalez P.A. as independent auditors; and

         3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING, although only shareholders of record at the close of business on November 8, 2006, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof. The transfer books of the Company will not be closed.

                                            By Order of the Board of Directors,






                                            Regina W. Anderson
                                            Chief Executive Officer
Clearwater, Florida
November 10, 2006

                                    IMPORTANT

PLEASE MARK, DATE, SIGN, NOTE ANY CHANGE OF ADDRESS AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON.

                               PROCYON CORPORATION
                             1300 S. HIGHLAND AVENUE
                            CLEARWATER, FLORIDA 33756
                                 (727) 447-2998


                                 PROXY STATEMENT
                                 Amendment No. 1


                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held December 9, 2006


Amendment - Explanatory Note

          This Amendment No. 1 is being filed with the Securities and Exchange Commission ("SEC") only to correct the record date in the original filing. The record date is November 8, 2006. Except for that correction, no other changes have been made to the proxy statement. The proxy card, date and time of the meeting and the matters to be voted upon remain the same. The original proxy statements and Annual Report to Shareholders were mailed to all shareholders as of the proper record date.

General

          The enclosed proxy is solicited by the Board of Directors of Procyon Corporation (hereinafter referred to as the "Company") for use at the Annual Meeting of Shareholders to be held at the Procyon Corporation, 1300 S. Highland Ave., Clearwater, Florida at 9:00 a.m., Eastern Time, on Saturday, December 9, 2006, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement and the form of proxy will be mailed to shareholders on or about November 10, 2006. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by notifying the Secretary of the Company. Unless the proxy is revoked, or unless it is received in such form as to render it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

          The record date with respect to this solicitation is November 8, 2006. All holders of record of Common Stock and Preferred Stock of the Company as of the close of business on that date are entitled to vote at the meeting. As of November 8, 2006, the Company had a total of 8,210,338 voting shares consisting of 8,049,588 of Common shares, and 160,750 shares of Preferred Stock. Each share is entitled to one vote. A majority of the votes entitled to be cast constitutes a quorum. If a quorum exists, action on any matter other than the election of directors will be approved if the votes cast in person or by proxy at the meeting favoring the action exceed the votes cast opposing the action. In the election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election will be elected. Abstentions and broker non-votes are not counted in the calculation of the vote. The Company's officers and directors and director nominees, who are expected to vote for the directors nominated by the Board of Directors and to vote in accordance with the recommendations of the Board of Directors, own a majority of the Company's outstanding shares. A shareholder may revoke a proxy at any time prior to its being voted. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors. The cost of this solicitation will be borne by the Company. Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation. Proxies may be solicited personally or by mail, facsimile or telephone.

          As a matter of policy, the Company holds proxies, ballots and voting tabulations that identify individual shareholders confidential. Such documents are available for examination only by the inspectors of election, none of which is an employee of the Company, and certain employees associated with tabulation of the vote. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.



                            I. ELECTION OF DIRECTORS

          Five nominees for election as directors are now members of the Board of Directors. On October 17, 2006, the Board of Directors voted to expand the number of board members to include three additional nominees, two of whom are currently officers of the Company. Richard T. Thompson, who had served on our Board of Directors since 1998, passed away on October 19, 2006. The Board of Directors knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate or the Board of Directors may reduce the number of directors to eliminate the vacancy.

          The following material contains information concerning the nominees, including their recent employment, positions with the Company, other directorships and age as of the date of this Proxy Statement.

                                 Capacities in                         Director
NAME                     Age     Which Served                          Since
----                     ---     ------------                          -----

Regina W. Anderson       59      Chief Executive Officer, and           2005
                                 Chairman of the Board.
Chester L. Wallack       65      Director                               1995
Fred W. Suggs, Jr.       60      Director                               1995
Alan B. Crane            56      Director                               1995
Jeffery S. Slowgrove     49      Director                               1999
James B. Anderson        36      Chief Financial Officer; President,
                                 Sirius Medical Supply, Inc.; Nominee
                                 for Director                             --
Justice W. Anderson      29      Vice President - Sales and Marketing;
                                 President, Amerx Health Care Corp.;
                                 Nominee for Director                     --
Michael T. Foley         68      Nominee for Director                     --


          Regina Anderson. Ms. Anderson has served as Chairman of the Board of Directors since September 2005, and as our Chief Executive Officer since November 2005. Ms. Anderson has 25 years experience in the medical field and 19 years of management experience. Ms. Anderson worked at HealthSouth Rehabilitation Hospital for ten years as Outpatient Director, in charge of the main outpatient center plus four satellite offices. As Outpatient Director, she was responsible for budgets involving over thirty thousand outpatient visits per year; marketing of multiple outpatient specialty programs; and staffing with thirty employees reporting directly to her. Prior to her work at HealthSouth, she worked as the lead clinician at Clearwater Rehabilitation Center. Regina was Vice-President of Operations at Stuffit Direct Marketing Company from 1980 through 1989. She was in charge of franchise sales and training; coupon processing/production as well as coordination among thirteen franchise offices. Regina was co-owner and President of Foxy's T-Shirt Shops and Le Shirt Company from 1978-1980. Foxy's had five locations. She worked as a Speech Language Pathologist with Morton Plant Hospital from 1970 through 1976. Regina received her Masters Degree from Kansas State University in 1970.

          Chester L. Wallack. Mr. Wallack has served as a director since 1995. He has served as Chief Executive Officer of Felton West, Inc., a real estate development and construction company in Dover, Delaware, since 1990. Mr. Wallack is a retired United States Air Force officer having served as a pilot and in various management capacities. He graduated from the University of Kansas with a B.S. degree in Industrial Management and from Southern Illinois University with an M.B.A. degree in Finance.

          Fred W. Suggs, Jr. Mr. Suggs has served on our Board of Directors since 1995. He has been a practicing attorney since 1975. He is a partner in the Greenville, South Carolina office of Ogletree, Deakins, Nash, Smoak & Stewart, specializing in labor and employment law. He has been certified as a specialist in labor and unemployment law by the South Carolina Supreme Court and is a frequent lecturer on labor and employment law issues. Mr. Suggs graduated from Kansas State University with a B.S. degree and he received his J.D. degree from the University of Alabama.

          Alan B. Crane. Mr. Crane has served on our board since 1995 and is a partner in Crane Farms, a farming partnership in Larned, Kansas. In 1994, Mr. Crane was appointed by the governor of Kansas to the Kansas Water Authority to oversee project expenditures. He received a B.S. degree from Kansas State University.

          Jeffery Slowgrove. Mr Slowgrove has served as a director since 1999. Since 1998, Mr. Slowgrove has been the President of JSS Management Consulting, Inc., a consulting firm in Palm Harbor, Florida, providing funding for start up organizations and advice on the business and management issues facing companies during early rapid growth and expansion phases. He co-founded IMR Global Corp. in 1988 and has served as a director since its inception. From 1988 to 1998, he also served as Treasurer of IMR Global Corp., which is a public company providing applications software-outsourcing solutions for the information technology departments of large businesses. He received a B.B.A. from the University of Michigan.

          James B. Anderson. Mr. Anderson is a nominee for our Board of Directors. Mr. Anderson has served as our Chief Financial Officer since June 2005. In addition, from September 22, 2005, until that position was filled by Regina Anderson on November 1, 2005, Mr. Anderson served as Interim Chief Executive Officer. On June 28, 2005, Mr. Anderson was appointed to serve as the President of Sirius Medical Supply, Inc. Since 1993, Mr. Anderson has been involved with Amerx Health Care Corporation as its Chief Information Officer. In 1996, Mr. Anderson became involved with Procyon Corporation after its merger and has since performed the duties of Vice President of Operations. Prior to Mr. Anderson's work with the Company, he was involved with importing and exporting to Russia and Direct Mail Marketing. He received a B.S. from the University of South Florida. Mr. Anderson is the son of John C. Anderson, our late President, Chief Executive Officer and Chairman of the Board, the son of Regina Anderson, the Company's Chairman of the Board and Chief Executive Officer, and the brother of Justice W. Anderson, another nominee for the Board, our Vice President of Sales & Marketing and the President of Amerx Health Care Corporation. Mr Anderson is the son-in-law of our deceased former director, Richard T. Thompson.

          Justice W. Anderson. Mr. Anderson is a nominee for our Board of Directors. Since June 28, 2005, Mr. Anderson has served as our Vice President of Sales and Marketing and the President of Amerx Health Care Corporation. Since January of 2001, Mr. Anderson has been Vice President of Sales for Amerx Health Care Corp. He also serves on the board of the American Academy of Podiatric Practice Management. From August 2000 to January 2001 he served as Senior Sales Representative, and as a sales representative from May 2000 to August 2000. He received a B.A. degree from the University of Florida. Mr. Anderson is the son of John C. Anderson, our late President, Chief Executive Officer and Chairman of the Board, the son of Regina Anderson, the Company's Chairman of the Board and Chief Executive Officer and the brother of James B. Anderson, another board nominee, our Chief Financial Officer and the President of Sirius Medical Supply, Inc.

          Michael T. Foley. Mr. Foley is a nominee for our Board of Directors. Mr. Foley is currently Vice President and Director of Suwannee Lumber Company, manufacturers of various lumber grades, garden mulch and potting soil. From 1997 to 2003, Mr. Foley served as President of Gypsum Products, Inc. of Largo, Florida. During his tenure at Florida Forest Products, Inc.(1972 to 1996), Mr. Foley served in the position of CEO and President. Prior to 1972, Mr. Foley worked for International Paper in pulp and newsprint sales. Michael has served as a member of the Notre Dame National Alumni Board and the Pinellas County Committee of 100. Governor Lawton Chiles appointed Mr. Foley to the State of Florida Community Health Purchasing Alliance (CHPA). Mr. Foley served as a Captain in the U.S. Air Force and is a retired Officer in the U.S. Naval Reserve. Michael received his Bachelor of Business Administration degree from the University of Notre Dame in 1960 and his MBA from the University of Florida in 1965.

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth certain information regarding beneficial ownership of Common Stock as of November 8, 2006 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director or director nominee, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted. As to the Company's preferred stock, as of November 8, 2006, no officer or director of the company owned any preferred shares. In addition, no individual shareholder beneficially owned more than 5% of the Company's preferred shares.

                                                             Common
                                                        Shareholdings on
                                                        November 8, 2006
                                                        ----------------

                                                      Number of      Percent of
Name and Address(6)                                    Shares         Class
-------------------                                    ------         -----

Regina W. Anderson(6)                              3,483,000(3)       43.3
Chester L. Wallack (l)                               120,000(3)        1.5
Fred W. Suggs (l)                                    160,000(3)        2.0
Alan B. Crane (1)                                     80,000(3)        1.0
Jeffery S. Slowgrove (2)                             716,200(4)        8.9
Richard T. Thompson(2)                                65,000(8)         *
James B. Anderson                                    111,000(7)        1.4
Justice W. Anderson                                   73,000            *
Michael T. Foley                                       5,000            *
All directors and officers and
director nominees as a group (eight persons)       4,748,200          59.0%
RMS Limited Partnership, 50 W. Liberty St,         1,600,000          19.9%
Suite 650, Reno, NV 89501

*Less than 1%

(1) Member of the Compensation Committee. Mr. Slowgrove resigned from the Compensation Committee effective March 31,2006.
(2) Member of the Audit Committee. Mr. Slowgrove resigned from the Audit Committee effective March 31, 2006. Mr. Thompson passed away on October 19, 2006.
(3) Includes 60,000 shares subject to currently exercisable options or options which will become exercisable within 60 days.
(4) Includes 10,000 shares of subject to currently exercisable options or options which will become exercisable within 60 days.
(5) Except as noted above, the address for all persons listed is 1300 S. Highland Ave, Clearwater, Florida 33756.
(6) Ms. Anderson beneficially owns 3,350,000 shares of common stock and 60,000 currently exercisable options to purchase shares of common stock as Administrator for the Estate of John C. Anderson in accordance with Mr. Anderson's will. She previously owned 72,500 shares of common stock.
(7) Includes 30,000 shares subject to currently exercisable options and 10,000 shares in joint name with his wife.
(8) Includes 20,000 shares subject to currently exercisable options or options which will become exercisable within 60 days, and 15,000 shares in joint name with his wife.

Executive Compensation

          Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the three fiscal years ended June 30, 2006, 2005 and 2004 of the Company's Chief Executive Officer (the "Named Officer"). One officer of the Company received total annual salary and bonus in excess of $100,000 during the fiscal year ended June 30, 2006 ("Fiscal 2006").

                                                                            Long Term Compensation Awards
                                    Fiscal  Annual          Compensation   Securities Underlying     All Other
Name and Principal Position         Year    Salary($)         Bonus($)      Options/SARs(#)       Compensation($)
---------------------------         ----    ---------         --------      ---------------       ---------------

John C. Anderson                    2006     $  24,000          -0-                                   $-0-
                                    2005     $ 144,000          -0-                                    -0-
                                    2004        99,000          -0-                                    -0-
Regina W. Anderson,                 2006     $ 104,000         $1,000           --                     -0-
  President, Chief Executive        2005         -0-             -0-            --                     -0-
  Officer and Director              2004         -0-             -0-            --                     -0-
Justice W. Anderson,                2006     $  38,000         $1,000           --                  $ 91,452(1)
  Vice President of Sales
  & Marketing

     (1)  Consists solely of commission on sales from Amerx Health Care Corp.

          Option Grants Table. No grants of stock options were made to the named officer during fiscal 2006.


          Aggregated Option Exercises in Last Fiscal Year and Year-End Option
Values Table. The following table sets forth information on the number of securities and value underlying exercisable and unexercisable options for the Named Officers for the year ended June 30, 2006.

                                                Number of Securities Under-         Value of Unexercised In-
                     Shares                     lying Unexercised Options/         the-Money(1) Options/SARs
                     Acquired         Value     SARs at Fiscal Year-End           at Fiscal Year-End($)(2)
 Name                on Exercise     Realized   Exercisable    Unexercisable     Exercisable      Unexercisable
-----                -----------     ----------------------    -------------     -----------      -------------

Regina W. Anderson       -0-          -0-        60,000              -0-         $8,781                 $0
Justice W. Anderson      -0-          -0-          -0-               -0-        $0                      $0


     (1) Options are "in the money" if the fair market value of the underlying securities exceeds the exercise or base price of the option.

     (2) The dollar values are calculated be determining the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise or base price of the options. The closing bid price for the Common Stock was $0.35 on June 29, 2006, the last trading date for the end of the 2006 fiscal year.

Stock Option Plan

          The Company's 1998 Omnibus Stock Option Plan (the "1998 Plan") is designed as a comprehensive benefit plan that gives the Company the ability to offer a variety of equity based incentives and awards to persons who are key to the Company's growth, development and financial success. The 1998 Plan permits the grant of awards to directors, employees and consultants of the Company and its subsidiaries. The 1998 Plan provides for the grant of incentive stock options ("Incentive Stock Options") within the meaning of the Code, non-qualified stock options, restricted shares, performance units, performance shares, dividend equivalent, share appreciation rights ("SARs") and other forms of awards, including deferrals of earned awards, (collectively, the "Awards"). Employees and non-employees to whom an offer of employment has been extended, directors and consultants of the Company are all eligible participants for all Awards, except that Incentive Stock Options may be granted only to employees.

          The 1998 Plan is administered by the Compensation Committee of the Board of Directors, which construes and interprets the 1998 Plan, determines the terms and conditions of the Awards granted under the 1998 Plan, including the individuals who are to granted Awards, the exercise price, if any, the number of shares subject to an Award and the vesting and duration of Awards, subject to any restrictions contained in the 1998 Plan.

          The maximum number of shares of Common Stock reserved and available for Awards under the 1998 Plan is 1,000,000 and the Compensation Committee may limit the number of shares that may be awarded in the form of restricted stock Awards.

          The exercise price of Incentive Stock Options granted under the 1998 Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant, and must be 110% of fair market value when granted to an employee who owns shares representing more than 10% of the voting power of all classes of stock of the Company. The exercise price of non-qualified stock options granted under the 1998 Plan can not be less than 85% of the fair market value of the Common Stock on the date of grant. The term of all options granted under the 1998 Plan may not exceed ten years, except the term of Incentive Stock Options granted to a 10% or more stockholder, may not exceed five years. The 1998 Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

          The 1998 Plan provides for the award of SARs and Performance Units and Performance Shares. A SAR is an incentive Award that permits the holder to receive (per share covered thereby) the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted or at such date as the Compensation Committee designates. The Compensation Committee may grant SARs independently, in addition to, or in tandem (such that the exercise of the SAR or related stock option will result in forfeiture of the right to exercise the related stock option or SAR for an equivalent number of shares) with a stock option Award. A Performance Unit or Performance Share is an incentive Award whereby the Company commits to make a distribution depending on the attainment of a performance objective and condition established by the Committee and the base value of the Performance Unit or Performance Share.

          Upon termination of services of a non-employee director or consultant, all options issuable, but not yet granted, to such persons for services rendered shall be granted and all options shall remain exercisable for the original option term. Options granted to an employee are exercisable for specified periods of time ranging from one month to one year following an employee's termination depending on the circumstances of the termination, except that options granted to an employee terminated for cause shall not be exercisable to any extent after termination. An unexercised option is exercisable only to the extent that it was exercisable on the date of termination.

          The 1998 Plan provides that, in the event the Company enters into an agreement providing for the merger of the Company into another corporation, an exchange of shares with another corporation, the reorganization of the Company or the sale of substantially all of the Company's assets, unvested stock options become immediately vested and exercisable. Upon the consummation of the merger, exchange, reorganization or sale of assets, the successor corporation must assume all Awards or substitute another Award on substantially identical terms to the outstanding Award.

Compensation of Directors

          No employee of the Company receives any additional compensation for his services as a director. No non-employee director receives any compensation for his service; however, the Board of Directors has authorized payment of reasonable travel or other out-of-pocket expenses incurred by non-management directors in attending meetings of the Board of Directors. The Board of Directors may consider alternative director compensation arrangements from time to time.

Employment Contracts

          None.

Committees of the Board

          The Board of Directors has delegated certain of its authority to a Compensation Committee. The Compensation Committee is composed of Messrs. Wallack, Suggs and Crane. Mr. Slowgrove resigned from the Compensation Committee effective March 31, 2006. No member of the Compensation Committee is a former or current officer or employee of the Company.

          The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's Option Plan.

          The Company formed an Audit Committee in July 2004, composed solely of Mr. Slowgrove. Richard T. Thompson joined the Audit Committee as its Chairman in March, 2006. Mr. Slowgrove resigned from the Audit Committee effective March 31, 2006. In October 2006, we determined that our remaining Audit Committee member, Mr. Thompson, did not meet the definition of independence for purposes of audit committee service as contained in the applicable rules of The Nasdaq Stock Market, Inc. ("Nasdaq"). In addition, Mr. Thompson had been unable to serve on the Audit Committee because of health-related concerns. On October 19,2006, Mr. Thompson died. In October 2006, the entire board of directors voted to act as the Company's Audit Committee on an interim basis. We believe that all but two members of the present Board of Directors ( Regina Anderson and Mr. Slowgrove) and all but two of the nominees (James B. Anderson and Justice W. Anderson) meet the definition of independence under applicable Nasdaq rules. Under those Rules, Regina Anderson, James B. Anderson and Justice W. Anderson are not independent because they are executive officers. Mr. Slowgrove is not believed to be independent under the Nasdaq rules because he has acted as a consultant to the Company and received fees in connection therewith. The Board nominated Michael
T. Foley as director, and if he is elected, the Board intends to nominate Mr. Foley to serve on the Audit Committee member as its Chair. The Board believes that Mr. Foley is independent pursuant to Nasdaq rules and also meets the requirements of an audit committee financial expert.

          The function of the Audit Committee is to review and approve the scope of audit procedures employed and to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fees charged by the independent auditors. In addition, pursuant to the Sarbanes-Oxley Act of 2002 and rules promulgated thereunder, the Audit Committee is responsible for, among other things, pre-approving all audit and non-audit services performed by the independent auditors, approving the engagement of the auditors and receiving certain reports from the independent auditors prior to the filing of the audit report. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors. The Audit Committee adopted a charter in October 2006, a copy of which is attached as Appendix B.

         The Company does not have a Nominating Committee. However, the entire board of directors, which is comprised of a majority of independent directors, performs the function of a nominating committee. The Company believes that a separate committee is not necessary for a company of its size. For purposes of the Audit Committee and the foregoing statement, the Company has used the definition of "independent director" as contained in the corporate governance rules of Nasdaq .

Nomination Procedures

          Shareholders may recommend director candidates for inclusion by the board of directors in the slate of nominees which the board recommends to shareholders for election. The qualifications of recommended candidates will be reviewed by the board. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in the Company's proxy card for the stockholder meeting at which his or her election is recommended.

          Shareholders may recommend individuals to the board for consideration as potential director candidates by submitting their names and background to the Company's Corporate Secretary, at the Company's address set forth above. Such recommendations will be forwarded to the board. The board will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis.

          The process followed or expected to be followed by the board to identify and evaluate candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the board.

          Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by board members or by other persons. In considering whether to recommend any candidate for inclusion in the board's slate of recommended director nominees, including candidates recommended by shareholders, the board will consider, among other things, the candidate's:

          o    integrity and honesty,

          o ability to exercise sound, mature and independent business judgment in the best interests of the shareholders as a whole,

          o background and experience with manufacturing, retailing, operations, finance, marketing or other fields which will complement the talents of the other board members,

          o willingness and capability to take the time to actively participate in board and Committee meetings and related activities,

          o ability to work professionally and effectively with other board members and Company management,

          o availability to remain on the board long enough to make an effective contribution, and

          o absence of material relationships with competitors or other third parties that could present realistic possibilities of conflict of interest or legal issues; and

          o    experience with accounting rules and practices.

          The board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

Audit Committee Report

In October, 2006, the Board of Directors, acting in the capacity of the interim Audit Committee, submitted the following report:

          I/we have reviewed and discussed with management the Company's audited financial statements for the year ended June 30, 2006 (the "Fiscal Year 2006 Financial Statements").

          I/we have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

          I/we have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

          Based upon the reviews and discussions referred to above, I/we recommended to the Board of Directors that the Fiscal Year 2006 Financial Statements be included in the Company's Form 10-KSB, and Amendment No. 1 and No. 2 on Form 10-KSB/A, for the year ended June 30, 2006.

          This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of the proxy statement, in connection with the annual meeting, except to the extent that the Company specifically requests that this Report be specifically incorporated by reference.

     Date: September 29, 2006                      The Board of Directors

Board and Committee Attendance

          In fiscal 2006, the Board of Directors held three formal meetings. A majority of directors attended each meeting in person or by telephone. The Compensation Committee held no meetings during fiscal 2006. The Audit Committee held three meetings during fiscal 2006.

          The Company encourages, but does not require, Board members to attend the annual meeting of shareholders. Three of the directors attended last year's annual meeting.

Code of Ethics for Senior Financial Officers

          The Company has adopted a Code of Ethics for Senior Financial Officers. The Code of Ethics applies to all senior financial officers of the Company, including the Chief Executive Officer, the Chief Financial Officer, the Treasurer and any other person performing similar functions. A copy of the Code of Ethics may be obtained, free of charge, by requesting the same from the Company by contacting the Company by telephone, at the telephone number shown on the cover of this report, or by writing to James B. Anderson, Chief Financial Officer, Procyon Corporation, 1300 S. Highland Avenue, Clearwater, Florida 33756.

The Board of Directors has unanimously approved and recommends that shareholders vote FOR the director nominees identified above.

                            II. SELECTION OF AUDITORS

          The firm of Ferlita, Walsh & Gonzalez, P.A. has examined the financial statements of the Company for the fiscal year ended June 30, 1999. Ferlita, Walsh & Gonzalez, P.A. has acted as our independent auditors since our 1999 fiscal year. Subject to shareholder approval, Ferlita, Walsh & Gonzalez, P.A. has been re-appointed by the Board of Directors, acting as interim Audit Committee, to serve as the Company's independent auditors for the ensuing fiscal year.

          Audit Fees. In fiscal 2006, the Company paid to its independent accountants $31,549 in fees related directly to the audit and review of the Company's financial statements. In fiscal 2005, the Company paid to its independent accountants $30,730 in fees related directly to the audit and review of the Company's financial statements.

          Audit-Related Fees. The Company's independent accountants performed no other audit-related services for the Company during fiscal 2005 and 2006 other than the audit services described above.

          Tax Fees: In fiscal 2006, the Company paid to its independent accountants $1,000 in fees related directly to tax preparations. In fiscal 2005, the Company paid to its independent accountants $1,000 in fees related directly to tax preparations.

          All Other Fees: The Company's independent accountants performed no other services for the Company during fiscal 2005 and 2006 other than the audit and tax services described above..

          The board of directors of the Company considers the services provided by Ferlita, Walsh, & Gonzalez, P.A. to be compatible with maintaining Ferlita, Walsh & Gonzalez, P.A.'s independence.

          Audit Committee Pre-Approval Procedures. Procyon's independent auditor reports to, and is engaged at the direction of, the Audit Committee, with annual approval by the shareholders. Effective May 2003, the board implemented, and after the formation of the Audit Committee in July 15, 2004, the Audit Committee ratified, new procedures for the pre-approval of audit and non-audit services performed by the Company's independent auditors. The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company and acts to assure that the independent auditors are not engaged to perform specific non-audit services proscribed by law or regulation.

The Board of Directors recommends a vote FOR ratification of Ferlita, Walsh & Gonzalez P.A. as independent auditors for the Company.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the Company. Specific due dates for these reports have been established and the Company is required to disclose any failure to file, or late filing, of such reports. Based solely on the Company's review of the reports and amendments thereto furnished to the Company and written representations that no other reports were required to be filed in fiscal 2006, the Company's officers, directors and beneficial owners of more than ten percent of its Common Stock complied with all Section 16(a) filing requirements, except that the Form 3 filings of Regina Anderson, James B. Anderson and Justice W. Anderson were inadvertently filed late.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Messrs. Wallack, Suggs, Crane and Thompson, have purchased a total of 261,000 shares of Preferred Stock at a price of $1 per share. Such purchases were made on terms and conditions, which were identical to the purchases made by all other private investors who purchased Preferred Stock. Regina W. Anderson, our Chairman and Chief Executive Officer, personally guaranteed the loan we secured from Bank of America, N.A., in the amount of $508,000, to purchase our office building in July 2006. Mr. Slowgrove, a director, acted as a consultant to the Company for portions of fiscal 2006, at a total compensation to him of approximately $11,250.

                                  ANNUAL REPORT

          The Annual Report to Shareholders for fiscal 2006 is being sent to all shareholders with this Proxy Statement. The Annual Report to Shareholders does not form any part of the material for the solicitation of any Proxy. The Annual Report to Shareholders contains the Company's Amendment No. 2 to the Annual Report on Form 10-KSB/A for fiscal 2006, as filed with the Securities and Exchange Commission on October 30, 2006. An additional copy, without exhibits, is available without charge to any shareholder of the Company upon written request to James B. Anderson, Procyon Corporation, 1300 S. Highland Ave, Clearwater, Florida 33756. Our Form 10-KSB and Amendments Nos. 1 and 2 on Form 10-K/A for the year ended June 30, 2006, with exhibits, can also be accessed online at the website of the Securities and Exchange Commission, www.sec.gov.

                              SHAREHOLDER PROPOSALS

          Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"), some stockholder proposals may be eligible for inclusion in the Company's Proxy Statement for the Company's 2008 Annual Meeting. Shareholders who intend to submit proposals for inclusion in the Proxy Statement relating to the year ending June 30, 2008 must do so by sending the proposal and supporting statements, if any, to the Company no later than August 7, 2007, and must meet the requirements of Rule 14a-8 under the Exchange Act. Such proposals should be sent to the attention of the Corporate Secretary, Procyon Corporation, 1300 S Highland Ave, Clearwater, Florida 33756. The submission of a stockholder proposal does not guarantee that it will be included in the Company's Proxy Statement.


                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

          The Board of Directors of the Company has implemented a process whereby shareholders may send communications to the Board's attention. Any shareholder desiring to communicate with the Board, or one or more specific members thereof, should communicate in a writing addressed to Procyon Corporation, 1300 S. Highland Ave., Clearwater, Florida 33756. The Corporate Secretary of the Company has been instructed by the Board to promptly forward all such communications to the specified addressees thereof.

                                  OTHER MATTERS

          Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person acting under the Proxy.

                                   Appendix A
                               PROCYON CORPORATION
          Annual Meeting of Shareholders to be held on December 9, 2006

KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Procyon Corporation (the "Company") hereby constitutes and appoints Regina W. Anderson and Chester L. Wallack, or either of them, as attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock or Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held December 9, 2006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated November 10, 2006, receipt of which is acknowledged.

1. To consider and act upon a proposal to elect Regina W. Anderson, and Messrs. Chester L. Wallack, Fred W. Suggs, Jr., Alan B. Crane, Jeffery S. Slowgrove, James B. Anderson, Justice W. Anderson and Michael T. Foley as directors to hold office for one-year terms or until their successors are elected and qualified.

                  o        FOR ELECTION OF ALL NOMINEES (except as shown below)
                  o        WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
                           Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below.

                             Regina W. Anderson        Chester L. Wallack
                             Fred W. Suggs, Jr.        Alan B. Crane
                             Jeffery S. Slowgrove      Michael T. Foley
                             James B. AndersonJustice W. Anderson

2. To ratify the appointment of Ferlita, Walsh, & Gonzalez, P.A. as independent auditors of the Company.

                  o        FOR RATIFICATION
                  o        AGAINST RATIFICATION
                  o        ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

                  o        AUTHORIZED TO VOTE
                  o        ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR PROPOSAL 1 AND THE PROXY HOLDERS WILL VOTE ON ANY PROPOSAL UNDER 3 IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

Please mark, date, and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             Dated:
                                   ------------        -------------------------
                                                       Signature

         [Mailing Label]     Dated:
                                   ------------        -------------------------
                                                       Signature if held jointly

                                   Schedule B
                             Audit Committee Charter
                               PROCYON CORPORATION

                             AUDIT COMMITTEE CHARTER

     This Audit Committee Charter, effective October 27, 2006, governs the operations of the Audit Committee (the "Committee") of Procyon Corporation (the "Company"). The Committee shall review and reassess the adequacy of the Charter annually or at such other times as the Committee deems appropriate and recommend any proposed changes to the Board of Directors (the "Board") for approval.

COMPOSITION OF THE COMMITTEE

     The Board shall appoint members to the Committee. The Committee shall be comprised of one to three directors who shall satisfy the independence and financial literacy requirements established by applicable law, rules and regulations of the Securities and Exchange Commission ("SEC") and the rules of the Nasdaq Stock Market ("Nasdaq"). All Committee members shall have a working familiarity with basic finance or accounting practices and be able to read and understand financial statements. At least one member shall meet the requirements of an audit committee financial expert under applicable SEC Rules. At least one member of the Committee shall satisfy the applicable Nasdaq financial sophistication requirements as in effect from time to time.

     Each member of the Committee shall satisfy in particular the independence requirements set forth in SEC Rule 10A-3(b)(1), which requires, among other things, that a member may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, with certain exceptions or (ii) be an affiliated person (as defined by applicable SEC Rules) of the Company or any subsidiary thereof.

     Notwithstanding the foregoing, under exceptional and limited circumstances, one director who is not independent within the meaning of the Nasdaq Rules may be appointed to the Committee if such person meets the requirements of ss.10A(m)(3) of the Securities Exchange Act of 1934 and the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Company and its stockholders and the Company discloses in the next annual proxy statement the nature of such person's relationship and the reasons for the Board's determination. A member appointed under this exception may not serve longer than two years and may not be designated as Chairman of the Committee.

     Any vacancy on the Committee shall be filled by majority vote of the directors that are independent pursuant to the rules and regulations of the Nasdaq and the SEC at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the directors that are independent pursuant to the rules and regulations of the Nasdaq and the SEC.

     If a Committee member ceases to be independent for reasons outside the member's reasonable control, and there are no independent directors on the Committee, the Committee member may remain on the Committee until earlier of the Company's next annual shareholders meeting or one year from the occurrence of the event that caused the failure to have one independent director on the Committee.

         If the Company fails to comply with the composition requirements set forth above due to one vacancy, and the cure period discussed in the preceding paragraph is not otherwise being relied upon for another member, the Company will have until the earlier of the next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with the composition requirements.

STATEMENT OF POLICY

     The Committee shall act on behalf of the Board in fulfilling the Board's oversight responsibility to the stockholders, potential stockholders and the investment community relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the qualifications, independence and performance of the certified public accountants engaged as the Company's outside auditors. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the Company's independent auditors and the Company's management. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and the Colorado Business Corporation Act, including ss.7-108-206, C.R.S.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Committee is to oversee the Company's financial reporting process (including direct oversight of the auditors) on behalf of the Board and report these activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee's policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to assure the stockholders and the Board that the Company maintains high quality financial reporting, sound business risk practices, and ethical behavior relating to accounting, internal accounting controls, auditing matters and financial disclosure and reporting.

     To the extent the Committee believes appropriate based upon its periodic review thereof, the following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement or, except as otherwise required by applicable laws, rules and regulations, deviate from them as appropriate. The Committee shall:

     1. Evaluate the performance of the independent auditors, assess their qualifications, determine whether to retain or to terminate the existing auditors or to appoint and engage new independent auditors for the ensuing year. The Committee shall have the sole and exclusive authority with respect to such matters and the oversight of the independent auditors as a whole.


     2. Review and determine the engagement of the independent auditors, including the overall scope and plans for their respective audits, the adequacy of staffing and compensation. Negotiate and execute, on behalf of the Company, any engagement letters with the Company's independent auditors with respect to such engagement, which actions may be pursuant to preapproval policies and procedures.

     3. Pre-approve, either collectively or individually, all audit and permissible non-audit engagements of the Company's independent auditors, including review and attestation engagements. If any single member of the Audit Committee provides the required pre-approval, such member shall apprise the other members of the Audit Committee of such approval at the next Audit Committee meeting. The pre-approvals may be made by letter (delivered by facsimile or regular mail) or by email or other suitable written form. The Audit Committee may not delegate its responsibility to pre-approve all audit and permissible non-audit services to any member of management or any person not a member of the Audit Committee.

     4. Establish guidelines and procedures with respect to the rotation of audit partners and other senior personnel engaged in providing audit services in accordance with applicable law and SEC and Nasdaq regulations (including regulations with respect to the independence of the independent auditors).

     5. At least annually, discuss with the independent auditors and review the auditors' independence from management and the Company, including the provision of non-audit services, past employment by the independent auditors of current or prospective Company personnel, the matters included in the written disclosures required by the Independence Standards Board and other relationships or services that could affect the objectivity of the independent auditors and assess and otherwise take appropriate action to oversee the independence of the independent auditors.

     6. Review with the independent auditors any management or internal control letter issued or, to the extent practicable, proposed to be issued by the independent auditors and management's response, if any, to such letter, as well as additional material written communications between the independent auditors and management.

     7. Review the adequacy and effectiveness of the Company's accounting and internal control policies and procedures through inquiry and discussions with the independent auditors and management of the Company.

          a. Review the yearly report prepared by management, and attested to by the Company's independent auditors, assessing the effectiveness of the Company's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's annual report.

          b. Review with the Chief Executive Officer and Chief Financial Officer and independent auditors, periodically, the adequacy and effectiveness of the Company's administrative, disclosure, accounting and internal control policies and procedures, including the independent auditor's judgment as to the quality of the Company's accounting principles and the performance of the internal auditors, and the following:

               (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information, including any significant deficiencies or material weaknesses in internal controls identified by the Company's independent auditors;

               (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and

               (iii) any changes in internal control over financial reporting that occurred during the most recent fiscal quarter and that have materially affected, or are reasonably likely to have materially affected or are reasonably likely to materially affect, the Company's internal control over financial reporting.

     8. Review with management and the independent auditors the scope, adequacy and effectiveness of the Company's financial reporting controls, including analysis reports prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any special audit steps taken in the event of material control deficiencies, and an analysis of the effect of alternative GAAP methods on the Company's financial statements.

     9. Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company (whether initiated by employees of the Company or third parties) with respect to accounting, internal accounting controls or auditing matters, which shall include procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     10. Undertake the responsibility to investigate and resolve any disagreements between the Company's management and the independent auditors regarding the Company's financial reporting, accounting practices or accounting policies.

     11. Meet as deemed necessary, but not less than twice annually, with senior management and the independent auditors in separate executive sessions. In connection with separate executive sessions held with the independent auditors, discuss matters relevant to the quality and integrity of the Company's financial reporting, the results of the independent auditors' examinations and inquire as to the independent auditors' evaluation of the Company's financial and accounting policies and controls.

     12. Discuss with management and the independent auditors the results of the independent auditors' review of the Company's quarterly financial statements, prior to public disclosure or prior to the filing of the Company's Quarterly Report on Form 10-Q with the SEC. Such review shall include all matters required by applicable laws, rules and regulations to be discussed with the independent auditors prior to the filing of such report as well as such matters required to be communicated to the Committee by the independent auditors under Statement on Auditing Standards No. 61.

     13. Discuss with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K). Discuss with management and the independent auditors the results of the annual audit, including the auditors' judgment about the quality, not just acceptability, of accounting principles, any changes in accounting procedures, the reasonableness of significant judgments and estimates (including material changes in estimates), the clarity of the disclosures in the financial statements and any audit adjustments noted or proposed by the auditors (whether "passed" or implemented in the financial statements). Such review shall include all matters required by applicable laws, rules and regulations to be discussed with the independent auditors prior to the filing of such report as well as such matters required to be communicated to the Committee by the independent auditors under Statement on Auditing Standards No. 61. Recommend to the Board whether, based on the discussion with management and the independent auditors, the financial statements should be included in the Company's Annual Report on Form 10-K.

     14. Review and discuss with management and the independent auditors as appropriate, the Company's disclosures contained under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its periodic reports to be filed with the SEC.

     15. Review and discuss with management and the independent auditors any material financial arrangements of the Company which do not appear on the financial statements of the Company and any transactions or courses of dealing with parties related to the Company which transactions are significant in size (as required by applicable Nasdaq rules) or involve terms or other aspects that differ from those that would likely be negotiated with independent parties ("Related Party Transactions").

     16. Review and approve all Related Party Transactions.

     17. Review with management and the independent auditors significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to, existing critical accounting policies or to the application of those policies, the potential effect of alternative accounting policies available under GAAP, the potential impact of regulatory and accounting initiatives and other matters required by applicable laws, rules and regulations to be communicated by the independent auditors to the Committee or which represent significant reporting issues or judgments.

     18. Review with and receive a report from the independent auditors concerning: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and the management of the issuer, such as any management letter or schedule of unadjusted differences.

     19. Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

     20. Investigate any matter brought to the Committee's attention within the scope of the Committee's duties.

     21. Prepare a report for inclusion in the Company's annual report or proxy statement that describes the Committee's composition and responsibilities and how those responsibilities were discharged.

     22. Perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

AUTHORITY

     The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee as it deems necessary, at the Company's expense, to carry out its duties and to determine the compensation of any such advisors. The Company shall make available to the Committee all funding necessary for the Committee to carry out its duties, including, without limitation, the payment of such expenses. The Committee may request any officer or employee of the Company or outside counsel or independent auditor to attend a meeting of the Committee. While the Audit Committee has the responsibilities and powers set forth in this Charter, the Audit Committee does not itself prepare financial statement or perform audits and its members are not auditors and do not certify as to the accuracy and completeness of the Company's financial statement.